VOTE ON INTERNET
Go to **http://www.vstocktransfer.com/proxy**
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (ET) on April 5, 2026.

CONTROL #

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX
Mark, sign and date your proxy card and fax it to (646) 536-3179.

VOTE AT THE VIRTUAL MEETING
If you would like to vote at the meeting, please attend the Virtual Special Meeting to be held on April 6, 2026 at 10:00 A.M., Eastern Time via live webcast at:

www.cesonlineservices.com/onfosm_vm

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders Proxy Card - Onfolio Holdings Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL LISTED PROPOSALS.

1. To grant discretionary authority to the Company's Board (i) to amend the Company's certificate of incorporation, as amended (the "Certificate of Incorporation") to effect one or more reverse stock splits of all outstanding shares of Common Stock, by a ratio in the range of one-for-five (1-for-5) to one-for-fifty (1-for-50), to be determined in the Board's sole discretion; and (ii) effect such reverse stock splits, if any, within one year of the date the proposal is approved by stockholders (the "Reverse Stock Split Proposal").

☐ FOR ☐ AGAINST ☐ ABSTAIN

2. To approve, for purposes of Marketplace Rule (collectively, the "Nasdaq Rules") 5635(d) of the Nasdaq Stock Market LLC ("Nasdaq"), the issuance of more than 19.99% of our outstanding shares of Common Stock, issuable upon conversion of all Convertible Promissory Notes (the "Notes") issued pursuant to that certain securities purchase agreements by and between the Company and certain purchasers, entered into as of November 17, 2025, without regard to any limitations on conversion set forth in Notes, at an average price that is less than the "Minimum Price" (as defined under Nasdaq rules) (the "Notes Proposal").

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Notes Proposal, and the Authorized Share Increase (as defined below) if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, the Notes Proposal, and/or the Authorized Share Increase.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 300,000,000 shares (the "Authorized Share Increase") in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein.

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: To transact any other business that may properly come before the Special Meeting or any adjournment(s) or postponements of the Special Meeting.

Date ______________ **Signature** ______________ **Signature, if held jointly** ______________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

Onfolio Holdings Inc.
Special Meeting of Stockholders
April 6, 2026 10:00 A.M.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice & Proxy Statement are available at:

https://ts.vstocktransfer.com/irhlogin/ONFOLIOHOLDINGSINC

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Dominic Wells and/or Adam Trainor with the power of substitution and resubstitution to vote any and all shares of capital stock of Onfolio Holdings Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Special Meeting of the Company, to be held virtually on April 6, 2026 at 10:00 A.M. Eastern Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of the Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)